UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2007

NUVEEN INVESTMENTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11123	36-3817266
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		Number)

333 West Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(312) 917-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2007, Timothy R. Schwertfeger, the non-executive Chairman of the Board of Directors of Nuveen Investments, Inc., entered into a letter agreement with Nuveen Investments, Inc. and Windy City Investments Holding, L.L.C.  A copy of the letter agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	10.1	Letter Agreement dated October 31, 2007, by and among Nuveen Investments, Inc., Windy City Investments Holding, L.L.C. and Timothy R. Schwertfeger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 31, 2007	NUVEEN INVESTMENTS, INC.

	By:	/s/ John L. MacCarthy
	Name:	John L. MacCarthy
	Title:	Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement dated October 31, 2007, by and among Nuveen Investments, Inc., Windy City Investments Holding, L.L.C. and Timothy R. Schwertfeger